________________________________________________________________________________


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 29, 2004
                                                           -------------


                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of principal executive office)


                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

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

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 27, 2004, the Registrant was notified by the American Stock Exchange that its plan for continued listing was accepted and the exemption was extended until November 18, 2004.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1 Press Release, dated July 29, 2004, of the Registrant, relating to American Stock Exchange continued listing exemption.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  July 29, 2004                   By: /s/ Donald A. Wojnowski Jr.
                                           ---------------------------
                                           Donald A. Wojnowski Jr.
                                           President



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

                                INDEX TO EXHIBITS


       Exhibit No.         Exhibit Title
       -----------         -------------

         99.1 Press Release, dated July 29, 2004, of the Registrant, relating to American Stock Exchange continued listing exemption.



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